UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2004
                                                   -----------------------------

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


         Delaware                      0-22624                05-0473908
         Delaware                      1-11432                05-0475617
         Delaware                      1-11436                22-3182164
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(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)



1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Audit Committee of the Board of Directors of Foamex International Inc., upon completion of a formal proposal process among several firms, dismissed Deloitte & Touche LLP ("D&T") as its independent public accountants effective as of March 26, 2004 and selected the accounting firm of KPMG LLP ("KPMG") as its new independent public accountants for Foamex International Inc., Foamex L.P. and Foamex Capital Corporation (together the "Company").

     The reports of D&T on the consolidated financial statements of the Company for the past two years ended December 28, 2003 and December 29, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a change in accounting principle, which was effective January 1, 2002, associated with the adoption of Statement of Financial Accounting Standards No. 142.

     In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 28, 2003 and December 29, 2002 and in the subsequent interim period from December 29, 2003 through and including March 26, 2004, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which disagreements if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in their reports on the consolidated financial statements for such years.

     During the two fiscal years ended December 28, 2003 and December 29, 2002 and the subsequent interim period from December 28, 2003 to March 26, 2004, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as follows. In connection with their audit of the Company's December 29, 2002 consolidated financial statements, D&T communicated certain matters to the Company involving internal controls that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. A reportable condition is an internal control weakness that represents a significant deficiency in the design or operation of internal control which could adversely affect an organization's ability to record, process, summarize and report financial data consistent with management's assertions in the financial statements. These reportable conditions, which were included by D&T in a report to the Company's Audit Committee dated March 18, 2003 concerned matters relating to: (1) the integration of the Company's information technology systems; (2) the design and operation of access and security controls of the Company's information technology systems; (3) the development of a formal process to review and approve journal entries; (4) communication and financial reporting oversight with international subsidiaries and affiliates; and (5) inventory procedures, processes and systems, including both performance and review. In a report to the Audit Committee dated March 9, 2004, D&T communicated reportable conditions similar to (1), (2) and (5) above and also included a reportable condition concerning controls related to the preparation of the Company's quarterly financial reports. The reportable conditions noted as (3) and (4) above were not repeated in the March 9, 2004 report. The Company has authorized D&T to respond fully to the inquiries of KPMG concerning the subject matter of the reportable events described above.

     Management and the Audit Committee are in the process of remediating the reportable conditions included in D&T's March 9, 2004 report. The Company began implementation of a new enterprise-wide information technology system in early 2003 and has initiated other actions in order to integrate and improve its information systems. The Company has addressed a number of the information technology security issues identified and has developed a plan to address the remainder of the matters. During 2003 the Company implemented certain improved inventory procedures and processes at each of its facilities and is taking appropriate actions to ensure effectiveness. The Company has strengthened and continues to address the controls over the preparation of its quarterly financial reports.

     The Company has not consulted with KPMG during the last two fiscal years ended December 28, 2003 and December 29, 2002 or during the subsequent interim period from December 29, 2003 through and including March 26, 2004, on either the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the reportable events described above.

     The Company has requested D&T to furnish a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements made above by the Company. The Company has not received this letter as of the date of this filing and will promptly file such letter as soon as it is received.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2004

                                   FOAMEX INTERNATIONAL INC.

                                   By:  /s/ K. Douglas Ralph
                                        ---------------------------------------
                                        Name:  K. Douglas Ralph
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                   FOAMEX L.P.
                                   By:  FMXI, INC.,
                                        its Managing General Partner

                                   By:  /s/ K. Douglas Ralph
                                        ---------------------------------------
                                        Name:  K. Douglas Ralph
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                   FOAMEX CAPITAL CORPORATION

                                   By:  /s/ K. Douglas Ralph
                                        ---------------------------------------
                                        Name:  K. Douglas Ralph
                                        Title: Executive Vice President and
                                               Chief Financial Officer